UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 19, 2007

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Exact name of registrant as specified in its charter)
New Jersey	001-09120	22-2625848
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)
80 Park Plaza, P.O. Box 1171
Newark, New Jersey 07101-1171
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant’s telephone number, including area code)
http://www.pseg.com

PSEG ENERGY HOLDINGS L.L.C.
(Exact name of registrant as specified in its charter)
New Jersey	000-32503	42-1544079
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)
80 Park Plaza, T-20
Newark, New Jersey 07102-4194
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant’s telephone number, including area code)
http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

  [   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

  [   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

     The information contained in Item 8.01 Other Events in this Form 8-K is filed solely for Public Service Enterprise Group Incorporated (PSEG). The information contained in Item 1.01 Entry into a Material Definitive Agreement in this Form 8-K is filed solely for PSEG Energy Holdings L.L.C. (Energy Holdings).

Item 1.01 Entry into a Material Definitive Agreement (Energy Holdings)

Item 8.01 Other Events (PSEG)

     On September 19, 2007, PSEG announced that a subsidiary of Energy Holdings, PSEG Global L.L.C. (Global), has entered into a definitive agreement for the sale of its interests in Electroandes S.A. to a wholly owned subsidiary of Statkraft Norfund Power Invest (SN Power) of Norway. Electroandes is a hydro-electric generation and transmission company in Peru. Global indirectly owns over 99% of Electroandes’ outstanding shares. Electroandes owns and operates four hydro-generation plants with total capacity of 180 megawatts and 437 miles of electric transmission lines. Global acquired Electroandes in a privatization transaction in December 2001.

     The purchase price is expected to total approximately $390 million (subject to working capital and other adjustments), including the assumption of $106 million of debt, and closing is expected in October 2007. After-tax net cash proceeds, including dividends paid prior to closing, are expected to total approximately $215 million to $225 million. The 2007 and 2006 operating results for Global’s assets in Electroandes have been reclassified to Discontinued Operations.

Item 9.01 Financial Statements and Exhibits

     Exhibit 99      Press Release announcing the agreement to sell Electroandes dated September 19, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

By:	/s/ Derek M. DiRisio
Derek M. DiRisio
Vice President and Controller
(Principal Accounting Officer)

Date: September 19, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG ENERGY HOLDINGS L.L.C.
(Registrant)

By:	/s/ Derek M. DiRisio
Derek M. DiRisio
Vice President and Controller
(Principal Accounting Officer)

Date: September 19, 2007